EXHIBIT 10.1

                      FIRST AMENDMENT TO LICENSE AGREEMENT

      This First Amendment to License Agreement ("First Amendment") is entered into as of July 10, 2000, by and among Triangle Pharmaceuticals, Inc., a for-profit Delaware corporation with principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("COMPANY") and Emory University, a not-for-profit Georgia corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 and the University of Georgia Research Foundation, Inc., a not-for-profit Georgia corporation with offices at 631 Boyd Graduate Studies Building, Athens, Georgia 30602-7411 ("UGARF"; EMORY and UGARF being collectively referred to as the "LICENSORS"), and amends certain terms of that certain License Agreement, dated as of March 31, 1996 between LICENSORS and COMPANY (the "Agreement").

                                    RECITALS:

      A. LICENSORS and COMPANY have previously entered into the Agreement, pursuant to which LICENSORS have licensed certain patent rights and know-how to COMPANY with respect to Licensed Compounds.

      B. LICENSORS and COMPANY desire to amend certain terms of the Agreement as set forth in this First Amendment.

      NOW, THEREFORE, for good and valuable consideration, COMPANY and LICENSORS hereby agree as follows:

            1. Definitions. All terms used in this First Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

            2. Amendment. Section 1.8 of the Agreement is deleted and replaced as follows:

                  1.8 "Licensed Compounds" shall mean: (a)(beta)-D-Dioxolanyl purines of the formula

                                [GRAPHIC OMITTED]
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            wherein R is OH, Cl, NH^2, or H, and X is H, alkyl, acyl,
            monophosphate, diphosphate or triphosphate; (b) all 5(1) and N(6) acylated and alkylated derivatives thereof; (c) any salts, esters, racemic mixtures and purified enantiomers of any of the foregoing; and (d) any and all polymorphs, hydrates and solvates of any of the foregoing. Notwithstanding the scope of this definition, neither LICENSORS represent that it shall obtain valid patent claims to any such compositions and LICENSORS specifically disclaim any warranties or representations as to whether the Licensed Patents cover any ***.

            3. General Terms.

                  (a) Except as expressly amended hereby, the remaining terms of the Agreement shall remain in full force and effect.

                  (b) The Agreement, as amended by this First Amendment,
            constitutes the entire agreement between LICENSORS and COMPANY or regarding the subject matters contained therein and herein.

                  (c) In the event of any conflict between the provisions of the
            Agreement and this First Amendment, the provisions of this First Amendment shall govern and control.

                  (d) This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles.

                  (e) This First Amendment may be executed in any number of
            counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                  (f) If any provision of this First Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

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*** Portions of this page have been omitted pursuant to a request for
Confidential Treatment and filed separately with the Commission.
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      IN WITNESS WHEREOF, LICENSORS and COMPANY have each executed this First
Amendment through an authorized officer as of the date first written above.

                              EMORY UNIVERSITY

                              By: /s/ John L. Temple
                                  ------------------------------------
                                  John L. Temple

                              Its: Executive Vice President


                              UNIVERSITY OF GEORGIA RESEARCH
                              FOUNDATION, INC.

                              By: /s/ Joe L. Key
                                  ------------------------------------
                                  Joe L. Key

                              Its: Executive Vice President


                              TRIANGLE PHARMACEUTICALS, INC.

                              By: /s/ David W. Barry
                                  ------------------------------------
                                  David W. Barry

                              Its: Chairman and Chief Executive Officer

                       [SIGNATURE PAGE TO FIRST AMENDMENT]